DELAWARE GROUP TAX EFFICIENT EQUITY FUND - INSTITUTIONAL CLASS
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN
PERIOD ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $8.73
Initial Shares                                 114.548

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           114.548        $0.000          0.000         114.548
-------------------------------------------------------------------------------


Ending Shares                                  114.548
Ending NAV                                 x     $8.97
                                             ---------
Investment Return                            $1,027.50

Total Return Performance
------------------------
Investment Return                            $1,027.50
Less Initial Investment                      $1,000.00
                                             ---------

                                                $27.50 / $1,000.00 x 100

Total Return:                                    2.75%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
THREE MONTHS ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $9.16
Initial Shares                                 109.170

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           109.170        $0.000          0.000         109.170
-------------------------------------------------------------------------------


Ending Shares                                  109.170
Ending NAV                                 x     $8.96
                                             ---------
Investment Return                              $978.16

Total Return Performance
------------------------
Investment Return                              $978.16
Less Initial Investment                      $1,000.00
                                             ---------

                                               $(21.84)/ $1,000.00 x 100

Total Return:                                   -2.18%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
THREE MONTHS ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $9.62
Initial Shares                                 103.950

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           103.950        $0.111          0.000         103.950
-------------------------------------------------------------------------------


Ending Shares                                  103.950
Ending NAV                                 x     $8.96
                                             ---------
                                               $931.39
Less CDSC                                        $0.00
                                             ---------
Investment Return                              $931.39



Total Return Performance
------------------------
Investment Return                              $931.39
Less Initial Investment                      $1,000.00
                                             ---------
                                               $(68.61)/ $1,000.00 x 100

Total Return:                                   -6.86%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT NAV)
PERIOD ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $8.50
Initial Shares                                 117.647

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           117.647        $0.000          0.000         117.647
-------------------------------------------------------------------------------


Ending Shares                                  117.647
Ending NAV                                 x     $8.96
                                             ---------
Investment Return                            $1,054.12

Total Return Performance
------------------------
Investment Return                            $1,054.12
Less Initial Investment                      $1,000.00
                                             ---------

                                                $54.12 / $1,000.00 x 100

Total Return:                                    5.41%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS A
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (AT OFFER)
PERIOD ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $8.92
Initial Shares                                 112.108

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           112.108        $0.000          0.000         112.108
-------------------------------------------------------------------------------


Ending Shares                                  112.108
Ending NAV                                 x     $8.96
                                             ---------
                                             $1,004.49
Less CDSC                                        $0.00
                                             ---------
Investment Return                            $1,004.49


Total Return Performance
------------------------
Investment Return                            $1,054.49
Less Initial Investment                      $1,000.00
                                             ---------

                                                 $4.49 / $1,000.00 x 100

Total Return:                                    0.45%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
THREE MONTHS ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $9.16
Initial Shares                                 109.170

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           109.170        $0.000          0.000         109.170
-------------------------------------------------------------------------------


Ending Shares                                  109.170
Ending NAV                                 x     $8.95
                                             ---------
                                               $977.07
Less CDSC                                       $39.08
                                             ---------
Investment Return                              $937.99


Total Return Performance
------------------------
Investment Return                              $937.99
Less Initial Investment                      $1,000.00
                                             ---------
                                               ($62.01)/ $1,000.00 x 100

Total Return:                                   -6.20%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
THREE MONTHS ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $9.16
Initial Shares                                 109.170

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           109.170        $0.000          0.000         109.170
-------------------------------------------------------------------------------


Ending Shares                                  109.170
Ending NAV                                 x     $8.95
                                             ---------
Investment Return                              $977.07

Total Return Performance
------------------------
Investment Return                              $977.07
Less Initial Investment                      $1,000.00
                                             ---------

                                               ($22.93)/ $1,000.00 x 100

Total Return:                                   -2.29%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
PERIOD ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $8.50
Initial Shares                                 117.647

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           117.647        $0.000          0.000         117.647
-------------------------------------------------------------------------------


Ending Shares                                  117.647
Ending NAV                                 x     $8.95
                                             ---------
Investment Return                            $1,052.94

Total Return Performance
------------------------
Investment Return                            $1,052.94
Less Initial Investment                      $1,000.00
                                             ---------

                                                $52.94 / $1,000.00 x 100

Total Return:                                    5.29%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS B
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
THREE MONTHS ENDED 10/31/97
-------------------------------------------------------------------------------

Initial investment                           $1,000.00
Beginning NAV                                    $8.50
Initial Shares                                 117.647

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           117.647        $0.000          0.000         117.647
-------------------------------------------------------------------------------


Ending Shares                                  117.647
Ending NAV                                 x     $8.95
                                             ---------
                                             $1,052.94
Less CDSC                                       $40.00
                                             ---------
Investment Return                            $1,012.94


Total Return Performance
------------------------
Investment Return                            $1,012.94
Less Initial Investment                      $1,000.00
                                             ---------

                                                $12.94 / $1,000.00 x 100

Total Return:                                    1.29%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
THREE MONTHS ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $9.16
Initial Shares                                 109.170

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           109.170        $0.000          0.000         109.170
-------------------------------------------------------------------------------


Ending Shares                                  109.170
Ending NAV                                 x     $8.95
                                             ---------
                                               $977.07
Less CDSC                                        $9.77
                                             ---------
Investment Return                              $967.30


Total Return Performance
------------------------
Investment Return                              $967.30
Less Initial Investment                      $1,000.00
                                             ---------

                                               ($32.70)/ $1,000.00 x 100

Total Return:                                   -3.27%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
PERIOD ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $8.50
Initial Shares                                 117.647

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           117.647        $0.000          0.000         117.647
-------------------------------------------------------------------------------


Ending Shares                                  117.647
Ending NAV                                 x     $8.95
                                             ---------
Investment Return                            $1,052.94

Total Return Performance
------------------------
Investment Return                            $1,052.94
Less Initial Investment                      $1,000.00
                                             ---------

                                                $52.94 / $1,000.00 x 100

Total Return:                                    5.29%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITHOUT CDSC)
THREE MONTHS ENDED 10/31/97
-------------------------------------------------------------------------------

Initial Investment                           $1,000.00
Beginning NAV                                    $9.16
Initial Shares                                 109.170

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           109.170        $0.000          0.000         109.170
-------------------------------------------------------------------------------


Ending Shares                                  109.170
Ending NAV                                 x     $8.95
                                             ---------
Investment Return                            $  977.07


Total Return Performance
------------------------
Investment Return                            $  977.07
Less Initial Investment                      $1,000.00
                                             ---------

                                              ($22.93) / $1,000.00 x 100

Total Return:                                   -2.29%

DELAWARE GROUP TAX EFFICIENT EQUITY FUND - CLASS C
TOTAL RETURN PERFORMANCE
CUMULATIVE TOTAL RETURN (WITH CDSC)
PERIOD ENDED 10/31/97
-------------------------------------------------------------------------------

Initial investment                           $1,000.00
Beginning NAV                                    $8.50
Initial Shares                                 117.647

Fiscal         Beginning      Dividends      Reinvested     Cumulative
 Year           Shares        for Period       Shares         Shares
-------------------------------------------------------------------------------
 1997           117.647        $0.000          0.000         117.647
-------------------------------------------------------------------------------


Ending Shares                                  117.647
Ending NAV                                 x     $8.95
                                             ---------
                                             $1,052.94
Less CDSC                                       $10.00
                                             ---------
Investment Return                            $1,042.94


Total Return Performance
------------------------
Investment Return                            $1,042.94
Less Initial Investment                      $1,000.00
                                             ---------

                                                $42.94 / $1,000.00 x 100

Total Return:                                    4.29%